Exhibit 10.31
SECOND AMENDMENT TO COMBINED CREDIT AGREEMENTS
          THIS SECOND AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of May 8, 2008 (this “Amendment”), is entered into by and among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the Lenders (as defined in the U.S. Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “U.S. Lenders”), each of the Lenders (as defined in the Canadian Credit Agreement (as hereinafter defined)) party hereto (together with its successors and assigns, the “Canadian Lenders” and, together with the U.S. Lenders, the “Combined Lenders”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
          1.     The U.S. Borrower, the Global Administrative Agent, the other Agents party thereto and the U.S. Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to, and extensions of credit on behalf of, the U.S. Borrower.
          2.     The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the other Agents party thereto and the Canadian Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to, and extensions of credit on behalf of, the Canadian Borrower.
          3.     The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:
          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
          I.     Amendments to U.S. Credit Agreement.
          A.     The definition of “Applicable Margin” contained in Section 1.1 of the U.S. Credit Agreement is hereby amended in its entirety to read as follows:
          “Applicable Margin” means, for any day and with respect to any Eurodollar Loans, any ABR Loans, any Specified Rate Swingline Loans or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “ABR Loans”, “Specified Rate Swingline Loans” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

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Global Borrowing Base Utilization:	Eurodollar	ABR Loans (in basis points)	Specified Rate	Commitment Fees (in basis points)
	Loans		Swingline Loans
	(in basis points)		(in basis points)
Less than 50%	112.5	0	112.5	25.0
50% or greater and less than 75%	137.5	0	137.5	30.0
75% or greater and less than 90%	162.5	0	162.5	35.0
90% or greater	187.5	0	187.5	37.5

For purposes of the foregoing, any change in the Applicable Margin will occur automatically without prior notice upon any change in the Global Borrowing Base Utilization. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
          B.     The definition of “Redetermination Date” contained in Section 1.1 of the U.S. Credit Agreement is hereby amended in its entirety to read as follows:
          “Redetermination Date” means (a) with respect to any Scheduled Redetermination, each May 1 (or a date shortly thereafter as agreed upon between the Borrower and the Global Administrative Agent), commencing May 1, 2008, (b) with respect to any redetermination of the Global Borrowing Base or U.S. Borrowing Base pursuant to Section 2.8(e), the first day of the first month which is not less than twenty (20) Business Days following the date of a request for a redetermination pursuant to Section 2.8(e), and (c) with respect to the Interim Redetermination (as defined in the Second Amendment to Combined Credit Agreements dated as of May 8, 2008 by and among the Borrower, the Canadian Borrower, the Combined Lenders, the Global Administrative Agent and the Canadian Administrative Agent), November 1, 2008 (or a date shortly thereafter as agreed upon between the Borrower and the Global Administrative Agent).
          C.     Section 1.5 of the U.S. Credit Agreement is hereby amended in its entirety to read as follows:
          “SECTION 1.5 Designation of Material Subsidiaries. The Borrower shall from time to time, by notice in writing to the Global Administrative Agent and the Lenders, be entitled to designate that either (a) a Subsidiary which is not a Material Subsidiary become a Material Subsidiary (in which event the Borrower will comply (or cause compliance) with the provisions of Section 5.15 with respect to such Subsidiary), or (b) a Material Subsidiary which has previously been designated in writing by the Borrower as a Material Subsidiary (and is not otherwise a Material Subsidiary pursuant to clauses (b)(ii) or (iii) of the definition thereof) cease to be a Material Subsidiary; provided, that the Borrower shall not be entitled to designate that a Material Subsidiary cease to be a Material Subsidiary if a Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing or would result from or exist immediately after such a designation.”

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          D.     Section 5.17(c) of the U.S. Credit Agreement is hereby amended by revising the second sentence thereof in its entirety to read as follows:
          “On or before each Redetermination Date after the Closing Date and at such other times as the Global Administrative Agent or Required Lenders shall request, the Borrower and its Subsidiaries shall execute and deliver to Administrative Agent, for the ratable benefit of each Lender (other than any such Lender that has notified the Administrative Agent that it may not legally benefit from same), Mortgages in form and substance reasonably acceptable to the Global Administrative Agent and duly executed by the Borrower and any such Subsidiary (as applicable) together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC 1 financing statements as Administrative Agent shall deem reasonably necessary or appropriate to grant, evidence and perfect the Liens granted pursuant to the Security Documents with respect to Borrowing Base Properties acquired by the Borrower and its Subsidiaries subsequent to the last date on which the Borrower or any such Subsidiary was required to execute and deliver Mortgages pursuant to Section 4.1(g), Section 5.15 or this Section 5.17, or which, for any other reason are not the subject of valid, enforceable, perfected first priority Liens (subject only to Permitted Encumbrances) in favor of the Global Administrative Agent for the ratable benefit of each Lender (other than any such Lender that has notified the Administrative Agent that it may not legally benefit from same) covering the Required Reserve Value and the U.S. Required Reserve Value.”
          E.     Section 7.11 of the U.S. Credit Agreement is hereby amended in its entirety to read as follows:
          “SECTION 7.11 Hedge Transactions. The Borrower will not, nor will the Borrower permit any other Loan Party to, enter into any new Oil and Gas Hedge Transactions which would cause the volume of Hydrocarbons with respect to which a settlement payment is calculated under all Oil and Gas Hedge Transactions (including such new transactions) to which the Borrower and/or any other Loan Party is a party as of the date such Oil and Gas Hedge Transaction is entered into to exceed (a)(i) for the calendar year in which such new Oil and Gas Hedge Transaction is entered into (the “Initial Measurement Period”), eighty-five percent (85%) of the aggregate of the Borrower’s and its Subsidiaries’ anticipated production from Proved Mineral Interests for each of oil and gas (including natural gas liquids), calculated separately, (ii) for the calendar year immediately following the end of the Initial Measurement Period (the “Second Measurement Period”), eighty percent (80%) of the aggregate of the Borrower’s and its Subsidiaries’ anticipated production from Proved Mineral Interests for each of oil and gas (including natural gas liquids), calculated separately, (iii) for the calendar year immediately following the end of the Second Measurement Period (the “Third Measurement Period”), seventy-five percent (75%) of the aggregate of the Borrower’s and its Subsidiaries’ anticipated production from Proved Mineral Interests for each of oil and gas (including natural gas liquids), calculated separately, and (iv) for the calendar year immediately following the

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end of the Third Measurement Period and for each calendar year thereafter, one hundred percent (100%) of the aggregate of the Borrower’s and its Subsidiaries’ anticipated production from Proved Producing Mineral Interests for each of oil and gas (including natural gas liquids), calculated separately, plus, in each case, (b) an amount not to exceed one hundred percent (100%) of associated royalty owners’ oil, gas and/or natural gas liquids produced from the same wells, and which oil, gas and/or natural gas liquids the Borrower has the authority to market and sell, during the applicable measurement period; provided that the Borrower will not, nor will the Borrower permit any other Loan Party to, permit its production from Proved Producing Mineral Interests (whether or not included or reflected in the most recent Reserve Report delivered to the Global Administrative Agent and the Combined Lenders pursuant to Section 2.8) during the then current month to be less than the aggregate amount of production from Proved Producing Mineral Interests which are subject to Oil and Gas Hedge Transactions during such month; provided further that the Borrower will not, nor will the Borrower permit any other Loan Party to, enter into any Oil and Gas Hedge Transaction (i) except in the ordinary course of business (and not for speculative purposes) and (ii) with a counterparty with a rating of its senior, unsecured, long-term indebtedness for borrowed money that is not guaranteed by any other Person or subject to any other credit enhancement of lower than “BBB-” or “Baa3” by S&P and Moody’s, respectively.”
          F.     Schedule 2.1 to the U.S. Credit Agreement is hereby amended by replacing Schedule 2.1 to the U.S. Credit Agreement with Schedule 2.1 – U.S. Credit Agreement to this Amendment.
          II.     Amendments to Canadian Credit Agreement.
          A.     The definition of “Applicable Margin” contained in Section 1.1 of the Canadian Credit Agreement is hereby amended in its entirety to read as follows:
          “Applicable Margin” means, for any day and with respect to any Eurodollar Loans, any Canadian Prime Loans, any U.S. Prime Loans, any Bankers’ Acceptances or any Commitment Fees payable hereunder, as the case may be, the applicable percentage rate per annum set forth below under the caption “Eurodollar Loans”, “U.S. Prime Loans”, “Canadian Prime Loans”, “Bankers’ Acceptances Stamping Fee” or “Commitment Fees”, as the case may be, based on the Global Borrowing Base Utilization on such date.

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Global Borrowing Base Utilization:	Eurodollar Loans (in basis points)	U.S. Prime Loans (in basis points)	Canadian Prime Loans (in basis points)	Bankers’	Commitment Fees (in basis points)
				Acceptances
				Stamping Fee
				(in basis points)
Less than 50%	112.5	0	0	112.5	25.0
50% or greater and less than 75%	137.5	0	0	137.5	30.0
75% or greater and less than 90%	162.5	0	0	162.5	35.0
90% or greater	187.5	0	0	187.5	37.5

For purposes of the foregoing, any change in the Applicable Margin will occur automatically without prior notice upon any change in the Global Borrowing Base Utilization. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
          B.     Schedule 2.1 to the Canadian Credit Agreement is hereby amended by replacing Schedule 2.1 to the Canadian Credit Agreement with Schedule 2.1 – Canadian Credit Agreement to this Amendment.
          III.          Global Borrowing Base.
          A.     Subject to adjustments pursuant to Sections 2.8(d), (e), (g), and (h) of the U.S. Credit Agreement, by execution of this Amendment, each of the Global Administrative Agent, the Combined Lenders, the U.S. Lenders, the U.S. Borrower and the Canadian Borrower agree during the period from the date hereof to the earlier of (i) November 1, 2008 (the “Interim Redetermination Date”) or (ii) the date of the next redetermination of the Global Borrowing Base pursuant to the provisions of Section 2.8 of the U.S. Credit Agreement that (a) the Global Borrowing Base shall equal U.S.$1,000,000,000, (b) the U.S. Borrowing Base shall equal U.S.$710,000,000, (c) the Allocated U.S. Borrowing Base shall equal U.S.$600,000,000, and (d) the Allocated Canadian Borrowing Base shall equal U.S.$400,000,000.
          B.     Notwithstanding anything to the contrary contained in the U.S. Credit Agreement, including, without limitation, Section 2.8 thereof, the Global Borrowing Base and the U.S. Borrowing Base shall be redetermined at the request of the U.S. Borrower on or about the Interim Redetermination Date pursuant to, and in accordance with, Section 2.8(e) of the U.S. Credit Agreement (the “Interim Redetermination”). In connection with such Interim Redetermination, the U.S. Borrower shall deliver to the Global Administrative Agent prior to October 1, 2008 a Reserve Report dated as of June 30, 2008 and such updated engineering, production, operating and other data as the Global Administrative Agent or any other Combined Lender may reasonably request; provided, that, such Reserve Report may, in the discretion of the U.S. Borrower, be (i) a new Reserve Report, (ii) the Reserve Report delivered in connection with the immediately preceding redetermination (whether scheduled or unscheduled) of the Global Borrowing Base and the U.S. Borrowing Base, and/or (iii) an update of such Reserve Report described in subclause (ii) above. The Supermajority Lenders (in the case of the Global

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Borrowing Base) or the U.S. Supermajority Lenders (in the case of the U.S. Borrowing Base) (and, in either case, with the agreement of the U.S. Borrower, such agreement in either case to be given in its sole discretion) if such number would result in an increase in the Global Borrowing Base or U.S. Borrowing Base or otherwise, the Required Lenders or U.S. Required Lenders, as the case may be, shall approve and designate the new Global Borrowing Base and U.S. Borrowing Base in accordance with the procedures and standards described in Section 2.8(b) of the U.S. Credit Agreement and the U.S. Borrower shall provide a Borrowing Base Allocation Notice to the Global Administrative Agent in accordance with Section 2.8(d)(iii) of the U.S. Credit Agreement; provided that in the event that the U.S. Borrower fails to provide such Borrowing Base Allocation Notice, the Global Borrowing Base shall be allocated between the Allocated U.S. Borrowing Base and Allocated Canadian Borrowing Base in accordance with Section 2.8(d)(iii) of the U.S. Credit Agreement. Upon approval or deemed approval of the Global Borrowing Base and U.S. Borrowing Base pursuant to the Interim Redetermination, the Global Administrative shall deliver a Global Borrowing Base Designation Notice to the U.S. Borrower and the Combined Lenders designating the new U.S. Borrowing Base available to the U.S. Borrower and the Global Borrowing Base available to the U.S. Borrower and the Canadian Borrower. Without limiting the foregoing, the terms and provisions of Section 2.8 of the U.S. Credit Agreement shall apply to the Interim Redetermination as if such redetermination was a discretionary redetermination requested by the U.S. Borrower pursuant to Section 2.8(e) of the U.S. Credit Agreement. If a Global Borrowing Base Deficiency occurs as a result of the Interim Redetermination, the U.S. Borrower will prepay, or cause to be prepaid, Loans (as defined in the U.S. Credit Agreement) and Loans (as defined in the Canadian Credit Agreement) in accordance with Section 2.11(b) of the U.S. Credit Agreement.
          C.     Each of the Global Administrative Agent, the Combined Lenders, the U.S. Lenders, the U.S. Borrower and the Canadian Borrower agree and acknowledge that (i) the determination of the Global Borrowing Base and U.S. Borrowing Base set forth in Section III(a) of this Amendment is a Scheduled Redetermination of the Global Borrowing Base and the U.S. Borrowing Base pursuant to Section 2.8(b) of the U.S. Credit Agreement and (ii) such Scheduled Redetermination of the Global Borrowing Base and the U.S. Borrowing Base shall not be considered as a request for a “discretionary determination” of the Global Borrowing Base and the U.S. Borrowing Base by the Borrower, the Global Administrative Agent or the Required Lenders for the purposes of Section 2.8(e) of the U.S. Credit Agreement.
          D.     In accordance with Section 2.1(c) of each of the U.S. Credit Agreement and the Canadian Credit Agreement, the Global Administrative Agent hereby notifies the Canadian Administrative Agent, the Combined Lenders, the U.S. Borrower and the Canadian Borrower of the reallocation of the Global Commitments under the Combined Credit Agreements as set forth and described on Schedule 2.1 — U.S. Credit Agreement and Schedule 2.1 — Canadian Credit Agreement attached hereto.
          IV.     Rearrangement of Existing Loans. Upon the effectiveness of this Amendment:
          A.     All of the Combined Commitments and outstanding Combined Obligations under the Combined Credit Agreements as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the applicable Combined Credit Agreement (as amended hereby) and all Combined Loans and Letters of Credit outstanding

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under the applicable Combined Credit Agreement as of the date of such effectiveness shall hereby become Combined Loans and Letters of Credit outstanding under the applicable Combined Credit Agreement (as amended hereby).
          B.     In connection herewith, the Combined Lenders party to the Combined Credit Agreements prior to the effectiveness of this Amendment (the “Existing Lenders”) hereby sell, assign, transfer and convey, and the Combined Lenders hereby purchase and accept, so much of the aggregate Combined Commitments under, Combined Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Combined Credit Agreements such that the Combined Commitment of each Combined Lender shall be as set forth on Schedule 2.1 to each of the Combined Credit Agreements (as amended hereby). The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by any Agent, any Issuing Bank or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.
          V.     Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when the Global Administrative Agent shall have received:
          A.     Counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
          B.     To the extent required pursuant to Section 5.17(c) of the U.S. Credit Agreement after giving effect to the establishment of the Global Borrowing Base and the U.S. Borrowing Base pursuant to Article III.A. hereof, Mortgages duly executed by the U.S. Borrower and/or any of its Subsidiaries (as applicable), together with such other agreements and documents as required by the terms of Section 5.17(c) and Section 5.17(d) of the U.S. Credit Agreement.
          C.     An amendment fee for the account of each Combined Lender which is increasing their Combined Commitment in the manner and amount agreed upon between U.S. Borrower and the Global Administrative Agent in that certain fee letter dated April 16, 2008 and such other fees otherwise agreed to in writing by the U.S. Borrower.
          VI.     Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:
               (i)     The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date and, except to the extent waived in writing by the Combined Lenders, the

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Required Lenders, the Majority Lenders, the U.S. Lenders or the U.S. Required Lenders, as applicable).
          (ii)     Each of the Combined Loan Parties (a) is a corporation or limited partnership duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate or limited partnership power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation or limited partnership in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.
          (iii)     The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Combined Loan Party is a party to this Amendment and such Combined Loan Documents) (a) are within such Combined Loan Party’s corporate or limited partnership powers, (b) when executed will be duly authorized by all necessary corporate or limited partnership action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (1) actions or filings pursuant to the Exchange Act and (2) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.
          (iv)     This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (b) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).
          (v)     Neither a Default nor an Event of Default has occurred and will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents. Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material

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Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.
               (vi)     No event or events have occurred since December 31, 2007 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.
          VII.     Defined Terms. Terms used herein when defined in the U.S. Credit Agreement (including, to the extent applicable, after giving effect to this Amendment) shall have the same meanings herein unless the context otherwise requires.
          VIII.     Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.
          IX.     Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
          NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.
          X.     Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          XI.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy (or other electronic transmission acceptable to the Global Administrative Agent) shall be effective as delivery of a manually executed counterpart of this Amendment.
          XII.     Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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          XIII.          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).
          XIV.          No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
          XV.          Loan Document. This Amendment constitutes a “Loan Document,” a “Canadian Loan Document” and a “Combined Loan Document” under and as defined in the U.S. Credit Agreement, and a “Loan Document,” a “U.S. Loan Document” and a “Combined Loan Document” under and as defined in the Canadian Credit Agreement.
[Signature Pages to Follow]

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          IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent and the Canadian Administrative Agent have executed this Amendment as of the date first above written.

U.S. BORROWER QUICKSILVER RESOURCES INC., a Delaware corporation, as U.S. Borrower
By:	/s/ MarLu Hiller
MarLu Hiller, Vice President – Treasurer

CANADIAN BORROWER QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation, as Canadian Borrower
By:	/s/ MarLu Hiller
MarLu Hiller, Vice President – Treasurer

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

AGENTS AND COMBINED LENDERS JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender
By:	/s/ J. Scott Fowler
J. Scott Fowler
Senior Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Administrative Agent and as a Canadian Lender
By:	/s/ Michael N. Tam
	Name:	Michael N. Tam
	Title:	Senior Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BANK OF AMERICA, N.A., as a U.S. Lender
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BNP PARIBAS, as a U.S. Lender
By:	/s/ Russell Otts
Name:	Russell Otts
Title:	Director

By:	/s/ Robert Long
Name:	Robert Long
Title:	Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

FORTIS CAPITAL CORP., as a U.S. Lender
By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a U.S. Lender
By:	/s/ David Mills
Name:	David Mills
Title:	Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a U.S. Lender
By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender
By:	/s/ Lucy Walker
Name:	Lucy Walker
Title:	Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CALYON NEW YORK BRANCH, as a U.S. Lender
By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CITIBANK, N.A., as a U.S. Lender
By:	/s/ David E. Hunt
Name:	David E. Hunt
Title:	Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

UNION BANK OF CALIFORNIA, N.A., as a U.S. Lender
By:	/s/ Alison Fuqua
Name:	Alison Fuqua
Title:	Assistant Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

WELLS FARGO BANK, N.A., as a U.S. Lender
By:	/s/ Charles D. Kirkham
Name:	Charles D. Kirkham
Title:	Senior Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

TORONTO DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender
By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMPASS BANK, as a U.S. Lender
By:	/s/ Murray E. Brasseux
Name:	Murray E. Brasseux
Title:	Executive Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE, as a U.S. Lender
By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, as a U.S. Lender
By:	/s/ Rebecca L. Wilson
Name:	Rebecca L. Wilson
Title:	Assistant Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

STERLING BANK, as a U.S. Lender
By:	/s/ Melissa A. Bauman
Name:	Melissa A. Bauman
Title:	Senior Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CIBC INC., as a U.S. Lender
By:	/s/ Dominic J. Sorresso
Name:	Dominic J. Sorresso
Title:	Executive Director
CIBC World Market Corp. Authorized Signatory
[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK, N.A., as a U.S. Lender
By:	/s/ Thomas Rajan
Name:	Thomas Rajan
Title:	Managing Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

EXPORT DEVELOPMENT CANADA, as a U.S. Lender
By:	/s/ François Morel
Name:	François Morel
Title:	Sr. Financing Manager

By:	/s/ Margaret Michalski
Name:	Margaret Michalski
Title:	Senior Associate

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a U.S. Lender
By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a U.S. Lender
By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Vice President

By:	/s/ Morenikeji Ajayi
Name:	Morenikeji Ajayi
Title:	Associate

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender
By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BNP PARIBAS (CANADA), as a Canadian Lender
By:	/s/ Christopher Rice
Name:	Christopher Rice
Title:	Vice President

By:	/s/ Michael Gosselin
Name:	Michael Gosselin
Title:	Managing Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender
By:	/s/ Doug Clark
Name:	Doug Clark
Title:	Director

By:	/s/ Cory Wallin
Name:	Cory Wallin
Title:	Assistant Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE BANK OF NOVA SCOTIA, as a Canadian Lender
By:	/s/ Andrew Kellock
Name:	Andrew Kellock
Title:	Director

By:	/s/ Todd Kennedy
Name:	Todd Kennedy
Title:	Associate

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender
By:	/s/ Robert A. Johnston
Name:	Robert A. Johnston
Title:	Director

By:	/s/ Marcellus Leung
Name:	Marcellus Leung
Title:	Assistant Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender
By:	/s/ Niyousha Zarinpour
Name:	Niyousha Zarinpour
Title:	Authorized Signer

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

UNION BANK OF CALIFORNIA, N.A., CANADA BRANCH, as a Canadian Lender
By:	/s/ Phil Taylor
Name:	Phil Taylor
Title:	Senior Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Canadian Lender
By:	/s/ Nick Scarfo
Name:	Nick Scarfo
Title:	Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

THE TORONTO-DOMINION BANK, as a Canadian Lender

By:	/s/ Debbi L. Brito
Name:	Debbi L. Brito
Title:	Authorized Signatory

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender
By:	/s/ Kevin Jephcott
Name:	Kevin Jephcott
Title:	Principal Officer

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SUMITOMO MITSUI BANKING CORPORATION OF CANADA, as a Canadian Lender
By:	/s/ Alfred Lee
Name:	Alfred Lee
Title:	Senior Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH), as a Canadian Lender
By:	/s/ David BALDONI
Name:	David BALDONI
Title:	Managing Director

By:	/s/ Paul PRIMAVESI
Name:	Paul PRIMAVESI
Title:	Vice President

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

COMERICA BANK, CANADA BRANCH, as a Canadian Lender
By:	/s/ Omer Ahmed
Name:	Omer Ahmed
Title:	Portfolio Manager

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender
By:	/s/ Randy Geislinger
Name:	Randy Geislinger
Title:	Executive Director

By:	/s/ Chris Perks
Name:	Chris Perks
Title:	Executive Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

KEYBANK, N.A., as a Canadian Lender
By:	/s/ Kevin Hays
Name:	Kevin Hays
Title:	Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

BARCLAYS BANK PLC, as a Canadian Lender
By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.

CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender
By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

By:	/s/ Bruce F. Wetherly
Name:	Bruce F. Wetherly
Title:	Director, CREDIT SUISSE, TORONTO BRANCH

[Signature Page]
Second Amendment to Combined Credit Agreements
Quicksilver Resources Inc.